UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  July 17, 2003

PROVIDENTIAL HOLDINGS, INC.

(Exact Name of Registrant as specified in its charter)

Nevada	2-78335-NY	13-3121128
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Item 2.    Acquisition or Disposition of Assets.

On June 7, 2004, Providential Holdings, Inc. (the "Company") entered into an agreement to acquire a sixty percent (60%) ownership interest in Yutian Saw Corporation ("Yutian"), a Chinese corporation which is a leading manufacturer of circular saw blades (Agreement is attached hereto as Exhibit 10.41).

According to the terms of the transaction, expected to be closed by June 30, 2004, Providential Holdings acquires 60% of the common stock of Yutian Saw Corporation in exchange for $45 million in short-term notes. As part of the agreement, Providential will assist Yutian in becoming a publicly-traded company in the US and Europe within nine months following the closing of the transaction. In addition, Providential will help market Yutian's products outside of China and facilitate Yutian's access to the Western capital markets for funds needed to expand rapidly into the international markets.

At the current exchange rate of 8.2766 Chinese Yuan per US dollar, Yutian's revenues and net profits were $81,584,225 and $17,937,317 for the year ended 2003, as compared to $68,264,745 and $14,377,685 for the year ended 2002, respectively. While revenues grew 19.51% from 2002 to 2003, net profits grew 24.76% during the same period. For the first five months of 2004, revenues were $40,717,200 and net profits were $9,303,335, an equivalent of $97,721,286 and $22,328,000, respectively, on an annualized basis for 2004.  As the majority owner of Yutian, Providential Holdings will be able to recognize Yutian's revenues and profits on its consolidated financial statements.

Yutian is Asia's largest steel rotary saw blade manufacturer. Its products range from the household saw blades to those industrial blades measuring more than six-feet in diameter and costing thousands of dollars. These larger blades, hardened alloyed or diamond tipped, are used to cut concrete blocks, canal channels, trenches, metal bars, plates, timber and rocks. Yutian currently employs more than 600 workers and its fixed assets include land, buildings, and machine tools from Japan, Germany and USA. Its mega-watt carbon dioxide lasers cut and anneal industrial saw blades in round-the-clock production runs. The company occupies a tract of land of about 28 acres with a production area of about 800,000 square feet in Hebei, China, about 100 miles from Beijing, the capital.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)     Exhibits

        10.41    -    Stock Purchase Agreement between Providential Holdings, Inc. and Tangshan Yutian Saw Corporation, dated June 7, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROVIDENTIAL HOLDINGS, INC.

/s/ Henry D. Fahman

Henry D. Fahman

President

Date: June 15, 2004

Exhibit 10.41

STOCK PURCHASE AGREEMENT

         THIS STOCK PURCHASE AGREEMENT (this "AGREEMENT") is made as of June 7, 2004 by and between Providential Holdings, Inc., a Nevada corporation, USA, with principal business address at 8700 Warner Avenue, Suite 200, Fountain Valley, CA 92708, hereinafter referred to as "Buyer" and certain shareholders of Tangshan Yutian Saw Corporation ("Tangshan"), a Chinese corporation with principal business address at Yahongqiao Town, Yutian County, Hebei, People's Republic of China, hereinafter collectively referred to as "Sellers."

BASIC TRANSACTION

          Except as provided herein, Sellers represent and warrant that no other person or entity has any interest or claim of right to ownership in Tangshan. The list of current shareholders and outstanding stock of Tangshan is set forth in attached Exhibit 3.

           This Agreement contemplates a transaction in which, pursuant to the terms and subject to the conditions set forth herein, Buyer will purchase from Sellers, and Sellers will sell to Buyer, a total number of shares of common stock of Tangshan such that this total number shall have been equal to sixty percent (60%) of all the then issued and outstanding shares of common stock of Tangshan, upon the Closing of this transaction, in exchange for certain good and valuable considerations from Buyer, as set forth below.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

         SECTION 1. PURCHASE AND SALE OF STOCK OF TANGSHAN.

         (a) PURCHASE AND SALE. Pursuant to the terms and subject to the conditions set forth herein, at the Closing (as defined below), Sellers shall sell and transfer to Buyer and Buyer shall purchase from Sellers said number of shares of restricted common stock of Tangshan, which shall be equal to sixty percent(60%) of the total issued and outstanding common shares of Tangshan upon the issuance of said shares to Buyer, for an aggregate purchase price of $45,000,000 as detailed pursuant to Section 1.(b)(ii) (B) below.

         (b) THE CLOSING.

                  (i) THE CLOSING DATE. The closing of the purchase and sale of common restricted shares to Buyer (the "CLOSING") shall take place at the offices of Tangshan at 10:00 a.m. local time on or before June 30, 2004 or as extended pursuant to this agreement, but no later than July 25, 2004, unless further extended by mutual consent of both parties. The date of the Closing hereunder is referred to herein as the "CLOSING DATE."

                  (ii) CLOSING PROCEDURES. Subject to the conditions set forth in this Agreement:

                            (A) at Closing, Sellers shall deliver to Buyer possession of a total number of shares of common stock of Tangshan such that this total number shall have represented sixty percent (60%) of all the then issued and outstanding shares of common stock of Tangshan, upon the Closing of this transaction. The Sellers' shares are purchased for investment purposes only and may not be resold unless the resale thereof is registered under the appropriate Securities Laws or an exemption from such registration is available.

                           (B) at Closing, Buyer shall deliver to Sellers a non interest-bearing promissory note in the amount of $45,000,000 due and payable six months from the date of Closing.

           SECTION 2. COVENANTS OF SELLERS.

         (a) AFFIRMATIVE COVENANTS OF SELLERS. Prior to the Closing Date, Sellers covenants and agrees as follows:

                  (i) Sellers will conduct its business in the ordinary course of business. Without limiting the generality of the foregoing, Sellers will maintain its books and records, pay expenses and payables, bill customers, collect receivables, purchase inventory, perform all maintenance and repairs necessary to maintain its facilities and equipment in good operating condition (normal wear and tear excepted), replace inoperable, worn out or obsolete assets with assets of comparable quality, maintain an appropriate level of insurance, in each case, in the ordinary course of business in accordance with past custom and practice;

                  (ii) Sellers will use reasonable best efforts to preserve present business relationships, to the extent such relationships are beneficial to Sellers and its business, and to encourage Sellers' employees to continue their employment with Sellers both before and after the Closing;

                  (iii) Sellers will cause its employees and agents (including attorneys and accountants) to, permit Buyer employees, agents, accounting and legal representatives and its and their representatives to have reasonable access at reasonable times to Sellers' books, records, invoices, contracts, leases, personnel, facilities, equipment and other things reasonably related to the business and assets of Sellers, wherever located;

                  (iv) Sellers will promptly (once it has knowledge thereof) inform Buyer in writing of any variances from the representations and warranties contained in this Agreement or any breach of any covenant hereunder by Sellers;

                  (v) Sellers will cooperate with Buyer and use their reasonable best efforts to make all filings and applications, to give all notices and to obtain all Consents necessary for the consummation of the transactions contemplated by this agreement.

         (b) NEGATIVE COVENANTS OF SELLERS. Prior to the Closing, without Buyer's prior written consent, Sellers will not, and will not cause itself to:

                  (i) except as expressly contemplated by this Agreement, take or omit to take any action which, individually or in the aggregate, could be reasonably anticipated to have a material adverse effect upon the business, financial condition, operating results, employee relations, customer relations, assets, operations, rights or business prospects of Sellers; and

                  (ii) sell, lease, license or otherwise dispose of any interest in any of Sellers' tangible or intangible assets other than in the ordinary course of business, or permit any of Sellers' assets or property to be subjected to any Lien; and

                  (iii) except as expressly contemplated by this Agreement, terminate, modify or amend any material Contract or any Consent of, with or to any Governmental Entity or enter into any new material Contract without prior consent of Buyer.

         SECTION 3. CONDITIONS TO OBLIGATION OF BUYER. The obligation of Buyer to consummate the transactions to be performed by it in connection with the Closing is subject to the satisfaction of the following conditions as of the Closing:

         (a) COMPLIANCE WITH LEGAL REQUIREMENTS. The consummation of the transactions contemplated by the transaction will not be prohibited by any Legal Requirement or subject Buyer or Sellers to any penalty or liability or other onerous condition arising under any Legal Requirement or imposed by any Governmental Entity.

          (b) CONSENTS. All filings, notices, licenses and other Consents of, to or with, any regulatory entity that are required for (i) the consummation of the transactions contemplated by the transaction; or (ii) for the conduct of the business of Sellers as heretofore conducted, will have been duly made or obtained by Buyer and Sellers from, including but not limited to Securities and Exchange Commission. All filings, notices, licenses and other Consents, as the case may be, must be filed within 3 business days after the signing of this agreement. The parties will cooperate, in good faith, in providing all information to the regulatory entity or entities as is required. Further, it is agreed that time is of the essence in obtaining the required regulatory approvals, if any. It is therefore agreed that if the regulatory entities request information and documentation from the parties, the requested information and documentation will be provided within 30 calender days from the date of the request from the regulatory entities.

         (c) EMPLOYMENT AND MANAGEMENT AGREEMENTS. Mr. An Fang Zhen and/or the principal(s) of Sellers will execute, on closing, mutually acceptable employment agreement(s) with Sellers and will continue to have management control over Sellers' business for a period not less than 36 months after the Closing.

         (d) APPROVAL OF BOARD OF DIRECTORS OF BUYER. The board of directors of Buyer shall have approved the consummation of the transactions contemplated by this Agreement.

         (e) DUE DILIGENCE. Buyer will have been satisfied in all material respects with the results of its business, legal, and accounting due diligence investigation and review of Sellers prior to the Closing.

         SECTION 4. CONDITIONS TO OBLIGATION OF SELLERS. The obligation of Sellers to consummate the transactions to be performed by them in connection with the Closing is subject to satisfaction of the following conditions as of the Closing:

         (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of Buyer set forth in Section 6 shall be true and correct at and as of the Closing Date.

         (b) PERFORMANCE OF COVENANTS. Buyer shall have performed in all material respects all of the covenants and agreements required to be performed by it under this Agreement on or prior to the Closing Date.

         (c) OFFICER'S CERTIFICATE. Buyer shall have delivered to Sellers a certificate to the effect that each of the conditions specified in Section 4(a)

and 4(b) have been satisfied.

         Sellers may waive any condition specified in this Section 4 if it executes a writing so stating at or prior to the Closing.

         SECTION 5. REPRESENTATIONS AND WARRANTIES OF SELLERS. As a material inducement to Buyer to enter into and perform its obligations under this Agreement, Sellers represents and warrants to Buyer that the statements contained in this Section 5 are true and correct as of the date hereof and will be true and correct as of the Closing Date.

         (a) ORGANIZATION OF SELLERS. Tangshan is a Chinese corporation, duly organized and validly existing under the laws of the People's Republic of China. .

         (b) AUTHORIZATION; NO BREACH. The execution, delivery and performance of the transaction to which Sellers is a party, have been duly authorized by Sellers' Board of Directors, as the case may be.

         (c) FINANCIAL STATEMENTS. Attached hereto as Exhibit 4 is the unaudited balance sheet and income statement of Tangshan as of December 31, 2003 and December 31, 2002, respectively, and the unaudited interim financial statements for the quarter ended March 31, 2004. The foregoing financial statements are consistent with the books and records of Sellers (which, in turn, are accurate and complete in all material respects) and present fairly the financial condition of Sellers in accordance with GAAP. Since the date of the Latest Balance Sheet, there has not been any material change in the business, assets, financial condition, operating results, employee relations, customer or manager relations or business prospects of Sellers not otherwise disclosed.

         (d) ABSENCE OF UNDISCLOSED LIABILITIES. Except as set in Exhibit 5, Sellers has no Liability and, to the knowledge of Sellers, there is no basis for any proceeding, hearing, investigation, charge, complaint or claim with respect to any Liability, except for (i) Liabilities reflected on the face of Latest Balance Sheet, and (ii) Liabilities which have arisen since the date of the Latest Balance Sheet in the ordinary course of business (none of which relates to breach of contract, breach of warranty, tort, infringement, violation of or liability under any Legal Requirements, or any action, suit or proceeding and none of which is material individually or in the aggregate).

         (e) ASSETS. Except as set forth on the attached Exhibit 6, Sellers has good and marketable title to, or a valid leasehold interest in, the properties and assets used by it, located on its premises or shown on the Latest Balance Sheet or acquired thereafter, free and clear of all Liens, except for properties and assets disposed of in the ordinary course of business since the date of the Latest Balance Sheet for fair value and except for Liens disclosed on the Latest Balance Sheet (including any notes thereto) and Liens for current property taxes not yet due and payable.

         (f) CONTRACTS AND COMMITMENTS.

                  (i) Except as expressly contemplated by this Agreement or as set forth on the attached Exhibit 7, Sellers is not a party to or bound by any written or oral contract in excess of $10,000 individually or in the aggregate exceeding $50,000.

                  (ii) With respect to Sellers' obligations thereunder and, with respect to the obligations of the other parties thereto, all of the Contracts set forth or required to be set forth on the attached Exhibit 7 or any other Schedule hereto are valid, binding and enforceable in accordance with their respective terms. Sellers has performed all material obligations required to be performed by it under such Contracts and is not in default under or in breach of nor in receipt of any claim of default or breach under any such Contracts; no event has occurred which with the passage of time or the giving of notice or both would result in a default, breach or event of noncompliance by Sellers under any such Contracts; and, to the knowledge of Sellers and its principals, Sellers is not a party to any Contract requiring it to purchase or sell goods or services or lease property above or below (as the case may be) prevailing market prices and rates.

                  (iii) A true, correct and complete copy of each of the written Contracts referred to on the attached Exhibit 8 have been made available to Buyer.

         (g) LITIGATION, ETC. Except as set forth on the attached Exhibit X and except where the liability of which is fully covered by Sellers' insurance policies or programs, there are no actions, suits, proceedings, orders, investigations or claims pending or threatened against or affecting Sellers (or pending or threatened against or affecting any of the employees of Sellers with respect to Sellers' businesses or proposed business activities), or pending or threatened by Sellers against any third party, at law or in equity, or before or by any Governmental Entity (including any actions, suits, proceedings or investigations with respect to the transactions contemplated by the transaction); neither Sellers nor its principals are subject to any arbitration proceedings under collective bargaining Contracts or otherwise or, any governmental investigations or inquiries; and, there is no valid basis for any of the foregoing. Neither Sellers nor its principals are subject to any judgment, order or decree of any court or other Governmental Entity, and neither Sellers nor its principals have received any opinion or memorandum or legal advice from legal counsel to the effect that it is exposed, from a legal standpoint, to any liability or disadvantage which may be material to its business.

         (h) INSURANCE. The attached Exhibit 9 lists and briefly describes each insurance policy maintained for or on behalf of the Partnership with respect to its properties, assets and business. All of such insurance policies are in full force and effect, and no default exists with respect to the obligations of Sellers under any such insurance policies and Sellers has not received any notification of cancellation of any of such insurance policies. The insurance coverage of Sellers is of a type and amount customary for entities of similar size engaged in similar lines of business.

         (i) EMPLOYEES. Except as set forth on the attached Exhibit 10 Sellers is not aware that any executive or key employee of Sellers or any group of employees of Sellers has any plans to terminate employment with Sellers. Neither Sellers nor, to the best of Sellers' knowledge, any of its employees is subject to any non-compete, nondisclosure, confidentiality, employment, consulting or similar Contracts relating to, affecting or in conflict with the present or proposed business activities of Sellers.

         (j) COMPLIANCE WITH LAWS. Except as set forth on the attached Exhibit 11, Sellers has complied with and is currently in compliance with all applicable laws, ordinances, codes, rules, requirements, regulations and other Legal Requirements of all Governmental Entities relating to the operation and conduct of its businesses or any of its properties or facilities, including all Legal Requirements relating to employment of labor, and neither Sellers nor any of its principals has received notice of any violation of any of the foregoing.

         (k) REAL PROPERTY. The attached Exhibit 12 lists all real property either owned or leased by Tangshan(such property is referred to herein as the "REAL PROPERTY" and classified as either owned or leased).

         (l) LEGAL COMPLIANCE. The items described on Exhibit 13 constitute all of the permits, filings, notices, licenses, consents, authorizations,

accreditation, waivers, approvals and the like of, to or with any Governmental Entity or any other Person (collectively, the "CONSENTS") which are required for the consummation of the transactions contemplated by the transaction or the ownership of the assets or the conduct of the business of Sellers.

         SECTION 6. REPRESENTATIONS AND WARRANTIES OF BUYER. As a material inducement to Sellers to enter into and perform their respective obligations under this Agreement, Buyer represents and warrants that the statements contained in this Section 6 are true and correct as of the date hereof and will be true and correct as of the Closing Date.

          (A) ORGANIZATION OF BUYER. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and is a fully-reporting publicly traded company both in the United States and Germany.

          (B) AUTHORIZATION OF TRANSACTION. Buyer has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of Buyer, enforceable in accordance with its terms and conditions.

          (c) NONCONTRAVENTION. The execution, delivery and performance of the transaction to which Buyer is a party do not and will not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in a  violation of, or (iv) require any authorization consent, approval, exemption or other action by or declaration or notice to any Governmental Entity pursuant to, the charter or bylaws of Buyer or any material agreement, instrument or other document, or any material Legal Requirement, to which Buyer or its assets is subject.

         SECTION 7. ADDITIONAL AGREEMENTS.

         (a) EXPENSES. Except as otherwise provided herein, Buyer shall pay its own, and Sellers shall prior to Closing pay Sellers' expenses (including fees and expenses of legal counsel, or other representatives and consultants) incurred in connection with or related to the sales process, the negotiation of this Agreement, the performance of its (and in the case of Sellers) obligations hereunder and thereunder, and the consummation of the transactions contemplated by this Agreement.

         (b) CONFIDENTIALITY. Each Party and each of its shareholders, partners, officers, directors and Affiliates shall keep confidential all information and materials regarding this Agreement and shall not be disclosed to anyone except to a required regulatory body as required herein.

         (c) GOING PUBLIC: As a further material inducement to Sellers to enter into and perform their respective obligations under this Agreement, Buyer shall be responsible for and pay all the expenses in connection with taking Tangshan public either through an initial public offering (IPO), a spin-off or a reverse merger in the United States and/or Europe at an opportune time following the closing of this transaction.

        (d) CORPORATE SERVICES. Buyer agrees to assist Tangshan with respect to identification, introduction and analysis of prospective merger candidates, major investors, and strategic alliances in the areas of investment banking, marketing, public relations, investor relations, as well as guidance in any other matters or special projects, including but not limited to mergers and acquisitions, business development, capitalization, corporate governance, and strategic planning that may be required by Tangshan from time to time in the future.

         SECTION 8. REMEDIES FOR BREACHES OF THIS AGREEMENT.

         (a) SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All of the representations and warranties of the Parties contained in this Agreement shall survive the Closing.

         (b) INDEMNIFICATION PROVISIONS. Except as provided herein, Sellers will agree to protect, save, defend, indemnify, and hold harmless Buyer from and against any and all expenses, damages, claims, suits, action, judgments, and/or costs whatsoever, including attorney's fees, arising out of, or in any connected with, any claim or action arising out Sellers' business activities prior to closing and/or performance under this Agreement. The provisions of this section shall survive any termination or expiration of this Agreement.

             Buyer will agree to protect, save, defend, indemnify, and hold harmless Sellers and its principals from and against any and all expenses, damages, claims, suits, action, judgments, and/or costs whatsoever, including attorney's fees, arising out of, or in any way connected with, any claim or action arising out of the Buyer's business activities prior to closing and/or performance under Agreement. The provisions of this section shall survive any termination or expiration of this Agreement.

         (c) MANNER OF PAYMENT. Any indemnification of Buyer or Sellers pursuant to this Section 8 shall be effected by cashier's or certified check or by wire transfer of immediately available funds from Buyer or Sellers, as the case may be, to an account designated by Sellers or Buyer, as the case may be, within 10 days after the determination of indemnification amounts. Any such indemnification payments shall include interest at the rate of 8% per annum from the date any such Adverse Consequence is suffered or sustained to the date of such payment is due pursuant to this Section 8.2(c) and interest at a rate of 10% thereafter until such Adverse Consequences are fully paid. Interest on any such unpaid amount shall be compounded semi-annually, computed on the basis of a 360-day year. Any indemnification payments made pursuant to this Agreement shall be deemed to be adjustments to the Purchase Price for tax purposes.

         SECTION 9. DEFINITIONS.

                  "ADVERSE CONSEQUENCES" means, with respect to any Person, any diminution in value, consequential or other damage, Liability, demand, claim,

action, cause of action, cost, damage, deficiency, Tax, penalty, fine or other loss or expense, whether or not arising out of a third party claim, including all interest, penalties, reasonable attorneys' fees and expenses and all amounts paid or incurred in connection with any action, demand, proceeding, investigation or claim by any third party (including any Governmental Entity) against or affecting such Person or which, if determined adversely to such Person, would give rise to, evidence the existence of, or relate to, any other Adverse Consequences and the investigation, defense or settlement of any of the foregoing.

                  "CONTRACT" means any agreement, contract, instrument, commitment, lease, guaranty, indenture, license, or other arrangement or understanding between parties or by one party in favor of another party, whether written or oral.

                  "GAAP" means United States generally accepted accounting principles.

                  "GOVERNMENTAL ENTITY" means the United States of America, any state or other political subdivision thereof, or any entity exercising executive, legislative, judicial, regulatory or administrative functions of government.

                  "LIABILITY" means any liability, debt, obligation, deficiency, Tax penalty, fine, claim, cause of action or other loss, cost or expense of any kind or nature whatsoever, whether asserted or unasserted, absolute or contingent, accrued or unaccrued, liquidated or unliquidated, and whether due or become due and regardless of when asserted.

                  "LEGAL REQUIREMENT" means any requirement arising under any law, rule or regulation or any determination or direction of any arbitrator or any Governmental Entity.

                  "ORDINARY COURSE OF BUSINESS" means the ordinary course of the Partnership's business consistent with past custom and practice, including as to frequency and amount.

                  "PARTY" means any party hereto.

         SECTION 10. MISCELLANEOUS.

         (a) NO THIRD PARTY BENEFICIARIES. This Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns.

         (b) ENTIRE AGREEMENT. This Agreement (including the documents referred to herein) constitutes the entire agreement between the Parties and supersedes any prior understandings, agreements or representations by or between the Parties, written or oral, that may have related in any way to the subject matter hereof.

         (c) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns, but neither this Agreement nor any of the rights or obligations hereunder may be assigned (whether by operation of law, through a change in control or otherwise) by Sellers without the prior written consent of Buyer, or by Buyer (except as otherwise provided in this Agreement) without the prior written consent of Sellers. Buyer may (at any time prior to the Closing), at its sole discretion, assign, in whole or in part, its rights and obligations pursuant to this Agreement to one or more of its Affiliates. For purposes hereof, Buyer's "Affiliates" include Affiliates which may be organized subsequent to the date hereof. Buyer may assign all or any portion of this Agreement and the other agreements contemplated hereby (including rights hereunder and thereunder), including its rights to indemnification, to any of its or its Affiliates' (whether prior to or subsequent to the Closing) lenders as collateral security. After the Closing, Buyer may assign this Agreement and its rights and obligations hereunder in connection with a (i) merger or consolidation involving Buyer or any of its Affiliates, (ii) a sale of stock or assets of Buyer or any of its Affiliates or (iii) dispositions of the business of the Partnership or any part thereof.

         (d) COUNTERPARTS. This Stock Purchase Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         (e) HEADINGS. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

         (f) NOTICES. All notices, requests, demands, claims, and other communications hereunder shall be in writing. Any notice, request, demand, claim or other communication hereunder shall be deemed duly given when delivered personally to the recipient or sent to the recipient by telecopy (receipt confirmed) or by reputable express courier service (charges prepaid), and addressed to the intended recipients as set forth below:

                  IF TO SELLERS:

                            Mr. An Fang Zhen

                            Tangshan Yutian Saw Corporation

                            Yahongqiao Town, Yutian Couny, Hebei, China

                  IF TO BUYER:

                           Providential Holdings, Inc.

                           8700 Warner Avenue, Suite 200

                           Fountain Valley, CA 92708, USA

Any Party may send any notice, request, demand, claim or other communication hereunder to the intended recipient at the address set forth above using any other means, but no such notice, request, demand, claim or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Party notice in the manner herein set forth.

      (g) GOVERNING LAW AND ARBITRATION. This Agreement shall be governed by and construed in accordance with the laws of the State of California without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than the State of California. All disputes between Buyer and the Sellers hereunder shall be settled by arbitration before a single arbitration pursuant to the rules of the American

Arbitration Association, in Orange County, California; provided, however, that (a) the parties shall be permitted to have discovery in accordance with the

Federal Rules of Civil Procedure and (b) any award pursuant to such arbitration shall be accompanied by a written opinion of the arbitrator giving the reasons for the award. A request for arbitration shall be evidenced by the party requesting arbitration giving notice of the intention to arbitrate in accordance with the provisions of Section 10(f) hereof. The arbitrator shall be selected by the joint agreement of Buyer and Sellers, but if they do not so agree within 20 days of the date of a request for arbitration, the selection shall be made pursuant to the rules of the American Arbitration Association. The award rendered by the arbitrator shall be final, conclusive and binding upon the parties hereto, and judgment upon the award rendered may be entered by a California Court having jurisdiction. Each party waives any right of appeal it may have. Nothing herein set forth shall prevent Buyer and Sellers from settling any dispute by mutual agreement at any time.

      (h) AMENDMENTS AND WAIVERS. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the

Parties hereto. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

      (i) INCORPORATION OF SCHEDULES. The Exhibits identified in this Agreement are incorporated herein by reference and made a part hereof.

      (j) SEVERABILITY OF PROVISIONS. If any covenant, agreement, provision or term of this Agreement is held to be invalid for any reason whatsoever, then such covenant, agreement, provision or term will be deemed severable from the remaining covenants, agreements, provisions and terms of this Agreement and will in no way affect the validity or enforceability of any other provision of this Agreement.

      (k) SUCCESSOR LAWS. Any reference to any particular Code section or any other Legal Requirement will be interpreted to include any revision of or successor to that section regardless of how it is numbered or classified.

      (l) DELIVERY BY FACSIMILE. This Agreement and any signed Contract entered into in connection herewith or contemplated hereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original Contract and shall be considered to have the same binding legal effects as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such Contract, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such Contract shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or Contract was transmitted or communicated through the use of facsimile machine as a defense to the formation of a Contract and each such party forever waives any such defense.

      (m) ATTORNEY FEE AND COST PROVISION. In the event that either party hereto shall commence any action or arbitration proceeding against the other party hereto arising out of or in connection with this Agreement, or contesting the validity of this Agreement or any provision hereof, the prevailing party shall be entitled to recover from the other party reasonable attorney's fees and related costs, fees and expenses incurred by the prevailing party in connection with such action or proceeding.

        IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

                                                                                                                                                Dated: June 7, 2004

                                                                                        "Buyer":                                           Providential Holdings, Inc.

                                                                                                                                               By: /s/ Henry D. Fahman

                                                                                                                                                         Henry D. Fahman

                                                                                                                                                        Chairman and CEO

                                                                                                                                              Dated: June 7, 2004

                                                                                      "Sellers":                                           Tangshan Yutian Saw Corporation

                                                                                                                                               By: /s/ An Fang Zhen

                                                                                                                                                         An Fang Zhen, President

                                                                                                                                              By: /s/ An Fang Zhen

                                                                                                                                                        An Fang Zhen, Shareholder

LIST OF EXHIBITS

                                                                    Exhibits                                                                                              Description

                                                                        1                                                                                         Articles of Incorporation

                                                                        2                                                                                         Bylaws

                                                                        3                                                                                         List of shareholders and stock holdings

                                                                        4                                                                                         Financials

                                                                        5                                                                                         Liability disclosure

                                                                        6                                                                                         Assets

                                                                        7                                                                                         Contracts

                                                                        8                                                                                         Litigation

                                                                        9                                                                                         Insurance

                                                                      10                                                                                         Employees

                                                                      11                                                                                         Compliance with law

                                                                      12                                                                                         Real Property

                                                                      13                                                                                         Permits/Licenses